Exhibit 99.2

Advent Software, Inc. Third Quarter 2012 Earnings Highlights October 30, 2012 Advent Investor Relations Contact: InvestorRelations@advent.comt

ADVS Forward-Looking Statements The financial projections under 2012 guidance, and any other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva® and Moxy® products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Black Diamond Performance Reporting, LLC, and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2011 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADVS Q312 Highlights Annual Contract Value (ACV) from term license, Advent OnDemand, and Black Diamond contracts was $7.1M year-to-date reported ACV increased 8% over year-to-date 2011 Record quarterly revenue of $90.2M; 7% increase over prior year 16% of revenue was from international sources 90% of revenue was categorized as recurring GAAP Operating Income of $12.6M, or 14.0% of revenue. Non-GAAP Operating Income of $20.8M, or 23.1% of revenue. Operating cash flows of $25.3M; 6% increase over prior year Repurchased approximately 639K shares of common stock Average price of $23.71 per share

ADVS Q312 Financial Summary Metric Q311 Q312 $ +/- % +/- Annual Contract Value ($M) $8.5 $7.1 ($1.4) (16%) Revenue ($M) $84.6 $90.2 $5.6 7% Operating Cash Flows ($M) $23.8 $25.3 $1.5 6% GAAP Operating Margin 12.5% 14.0% 1.5pts 12% GAAP Diluted EPS from Continuing Operations $0.13 $0.15 $0.02 16% Non-GAAP Operating Margin1 21.9% 23.1% 1.3pts 6% Non-GAAP Diluted EPS1 $0.22 $0.26 $0.04 17% 1 See reconciliation of GAAP to Non-GAAP measures on slide #13 * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Annual Contract Value ($M) $28 $28 $25.5 $20 * Totals, $+/- and % +/ - may not recalculate due to rounding $31.8 $33.9 $21.7

ADVS Deferred Revenue and Backlog ($M) Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually) * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Growing Revenue ($M) Q3 2012 revenue was 84% domestic, 16% international Q3 2012 revenue was 90% recurring, 10% non-recurring $192 $238 +24% $163 +18% +10% +9% * Totals, $+/- and % +/ - may not recalculate due to rounding +9% +15% $326 $267 +11%

ADVS Deferred Revenue by Type ($M) $111 $141 $146 $77 * Totals, $+/- and % +/ - may not recalculate due to rounding $154 $175 $174 $164 $162

ADVS Operating Cash Flows ($M) $58 $70 $40 $72 Quarterly continuing operations data unavailable prior to 2008 * Totals, $+/- and % +/- may not recalculate due to rounding $54

ADVS Q312 Revenue Components ($M) Q311 Q312 $ +/- % +/- Recurring $75.0 $81.1 $6.1 8% Term License Revenue $34.3 $39.4 $5.1 15% Perpetual Maintenance $17.9 $17.1 ($0.8) (4%) Other Recurring 1 $22.8 $24.7 $1.8 8% Non-Recurring $9.6 $9.1 ($0.5) (6%) Total Revenue $84.6 $90.2 $5.6 7% 1 Includes OnDemand, Data Services, Black Diamond, and asset based fees. * Totals, $+/- and % +/ - may not recalculate due to rounding

ADVS Renewal Rates Q308-Q212 Definition: blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete) Renewal Rate Calculation Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year Average weighting of client renewal dollars: Q1=20% Q2=25% Q3=25% Q4=30%

Guidance Q412 FY12 Total Revenue $89M - $93M $356M - $360M YoY Revenue Growth 4% - 8% 9% - 10% GAAP Operating Margin 13.0% - 13.2% Amortization (% of revenue) 3% Stock Compensation Expense (% of revenue) 6% Restructuring Charge (% of revenue) 1% Non-GAAP Operating Margin * 23.0% - 23.2% Operating Cash Flows $83M - $86M Capital Expenditures, incl. cap’d SW devel. $11M - $13M Growth of Weighted Average Shares Outstanding, excluding any share repurchase 0.25%-0.75% per quarter Effective Tax Rate (GAAP) 35% – 40% Effective Tax Rate (Non-GAAP) 35% ADVS 2012 Guidance * See reconciliation of GAAP to Non-GAAP guidance on slide #14

Reconciliation of GAAP to Non-GAAP Reconciliation of GAAP to Non-GAAP ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS’ GAAP MEASURES TO NON-GAAP MEASURES(In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations’ operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriates to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.  Three Months Ended September 30, 2012 for Continuing Operations Gross Margin Gross Margin % Operating Income Operating Income % Net Income GAAP $57,361 64% $12,629 14% $7,687 Amortization of acquired developed technology 1,894 1,894 1,894 Amortization of other acquired intangibles - 955 955 Stock-based compensation - cost of revenues 946 946 946 Stock-based compensation - operating expenses - 4,425 4,425 Restructuring benefit - (17) (17) Income tax adjustment from non-GAAP (1) - - (2,434) Non-GAAP $60,201 67% $ 20,832 23% $13,456 Diluted net income per share   GAAP   $0.15 Non-GAAP   $0.26 Shares used to compute diluted net income per share   52,248  Three Months Ended September 30, 2019 for Continuing Operations Gross Margin Gross Margin % Operating Income Operating Income % Net Income GAAP $53,731 64% $10,576 13% $6,826 Amortization of acquired developed technology 1,821 1,821 1,821 Amortization of other acquired intangibles - 960 960 Stock-based compensation - cost of revenues 909 909 909 Stock-based compensation - operating expenses - 4,156 4,156 Investment loss - - 500 Restructuring charges - 57 57 Income tax adjustment for non-GAAP (1) - - (3,422) Non-GAAP $ 56,461 67% $ 18,479 22% $ 11,807 Diluted net income per share   GAAP   $0.13 Non-GAAP   $0.22 Shares used to compute diluted net income per share   53,625 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended September 30, 2012 and 2011, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Advent Software, Inc. 13

Reconciliation of GAAP to Non-GAAP Guidance ADVENT SOFTWARE, INC. RECONCILIATION OF PROJECTED CONTINUING OPERATIONS’ GAAP OPERATING INCOME % TO NON-GAAP OPERATING INCOME % (Preliminary and unaudited) Advent provides projections of non-GAAP measures of its continuing operations’ operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations’ GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations’ underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Twelve Months Ending December 31, 2012 Continuing Operations Operating Income % Projected GAAP Projected amortization of acquired developed technology and other acquired intangible asset adjustment Projected stock-based compensation adjustment Projected restructuring charge adjustment Projected non-GAAP 13.0% to 13.2% 3% 6% 1% 23.0% to 23.2% Advent Software, Inc.